SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2002

                              ENGELHARD CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                               1-8142                    22-1586002
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(State or other jurisdiction         (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)


101 Wood Avenue
Iselin, New Jersey                                                  08830
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(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (732) 205-5000
                                                           ---------------------

                                      None
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         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant.

     (a) Previous independent accountants

     (i) On May 2, 2002, the Registrant determined that Arthur Andersen LLP ("AA") should be dismissed as its independent accountants as soon as a new accounting firm was engaged.

     (ii) The report of AA on the Registrant's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The decision to dismiss AA as soon as the Registrant engaged a new certifying accountant was recommended by the Audit Committee and approved by the Board of Directors of the Registrant on May 2, 2002.

     (iv) During the Registrant's fiscal years ended December 31, 2000 and December 31, 2001, and during the subsequent period ended May 2, 2002, there were no disagreements with AA on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of AA, would have caused AA to make reference to the matter in their report.

     (v) During the Registrant's fiscal years ended December 31, 2000 and 2001, and during the subsequent period ended May 2, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (vi) The Registrant has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16.1 hereto.

     (b) New independent accountants

     The Registrant engaged Ernst & Young LLP ("E&Y") as its new independent accountants on May 2, 2002. During the two most recent fiscal years and the subsequent interim period preceding the engagement of E&Y, neither the Registrant nor anyone on its behalf has consulted E&Y regarding: (i) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to the Registrant that E&Y concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the


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

subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-K).

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:

         16.1 Letter dated May 2, 2002 from Arthur Andersen LLP, the Registrant's former independent accountants, to the SEC.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ENGELHARD CORPORATION




Date:  May 2, 2002                By:    /s/ Michael A. Sperduto
                                         --------------------------------------
                                         Name:    Michael A. Sperduto
                                         Title:   Vice President and
                                                     Chief Financial Officer





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


                                  EXHIBIT INDEX



Number            Description

16.1 Letter dated May 2, 2002 from Arthur Andersen LLP, the Registrant's former independent accountants, to the SEC.






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


                                                                    Exhibit 16.1




                       [Letterhead of Arthur Andersen LLP]




May 2, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir or Madam:

We have read Item 4 subparagraphs (a)(i) through (a)(vi) included in the Form 8-K dated May 2, 2002, of Engelhard Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP
----------------------------
Arthur Andersen LLP


cc:  Mr. Michael Sperduto, CFO, Engelhard Corporation




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